As filed with the Securities and Exchange Commission on March 6, 2009

Registration No. 333-45247

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 4
to
FORM S-8
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Ibis Technology Corporation
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or other Jurisdiction of Incorporation or Organization)	04-2987600 (I.R.S. Employer Identification Number)

c/o Verdolino & Lowey, P.C.
124 Washington Street, Suite 101
Foxborough, MA 02035
(508) 543-1720
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
_______________________

The Ibis Technology Corporation 1997 Employee, Director
and Consultant Stock Option Plan
(Full Title of the Plan)
________________________

Craig R. Jalbert
President and Chief Administrative Officer
Ibis Technology Corporation
c/o Verdolino & Lowey, P.C.
124 Washington Street, Suite 101
Foxborough, MA 02035
(508) 543-1720
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a copy to:
Lawrence H. Gennari, Esq.
Choate, Hall & Stewart LLP
Two International Place
Boston, Massachusetts 02110
(617) 248-5000

 DEREGISTRATION OF SECURITIES

The registrant is filing this Post-Effective Amendment No. 4 to its Registration Statement on Form S-8 (No. 333-45247) to deregister, as of the effective date of this Post-Effective Amendment No. 1, any remaining securities registered, but not sold, under this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Foxborough, Commonwealth of Massachusetts, on March 4, 2009.

IBIS TECHNOLOGY CORPORATION

By:	/s/ Craig R. Jalbert
Craig R. Jalbert
President and Chief Administrative Officer

POWER OF ATTORNEY AND SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Craig R. Jalbert	President and Chief Executive Officer	March 4, 2009
Craig R. Jalbert	(Principal Executive, Financial and Accounting Officer)
*
Keith Lowey	Director	March 4, 2009
*
William Schmidt	Director	March 4, 2009
* By: /s/ Craig R. Jalbert
Craig R. Jalbert as attorney-in-fact